CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                           DERIVED INFORMATION 3/20/02
                               SUBJECT TO REVISION


                           $[97,700,000] (Approximate)
                             CSFB ABS Trust 2002-MH3
              CSFB Manufactured Housing Pass-Through Certificates,
                                 Series 2002-MH3


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    DEPOSITOR


                                 JP MORGAN CHASE
                                     TRUSTEE






The information contained herein (the "Information") is provided by Credit Suisse First Boston. Neither the issuer of the certificates described herein nor any of its affiliates makes any representation as to the accuracy or completeness of the Information. The Information is preliminary and will be superseded by a prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Although a registration statement relating to the certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus relating to the certificates has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus for definitive information on any matter discussed herein. Any investment decision should be based only on the data in the prospectus and the then-current version of the Information. The final prospectus will contain data that is current as of its publication date and after publication may no longer be complete or current. The final prospectus may be obtained by contacting the Credit Suisse First Boston trading desk at (212) 538-8373.

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                           $[97,700,000] (Approximate)
                             CSFB ABS Trust 2002-MH3
         Manufactured Housing Pass-Through Certificates, Series 2002-MH3


                                            Class A
                                         Yield Tables

=================================================================================================
               175 MHP                 9.5 CPR                8.2 CPR                10.5 CPR
               to Call                 to Call              to Maturity             to Maturity
           Yield      Price       Yield      Price        Yield     Price        Yield      Price
           6.152    101.486       6.221    101.291         9370    89.567        4.295    108.864
           6.202    101.298       6.271    101.096        9.420    89.400        4.345    108.650
           6.252    101.110       6.321    100.903        9.470    89.235        4.395    108.437
           6.302    100.923       6.371    100.709        9.520    89.070        4.445    108.225
           6352     100.737       6.421    100.517        9.570    88.905        4.495    108.014
           6.402    100.552       6.471    100.325        9.620    88.742        4.545    107.804
           6.452    100.367       6.521    100.135        9.670    88.579        4.595    107.595
           6.502    100.183       6.571     99.944        9.720    88.416        4.645    107.386
           6.552    100.000       6.621     99.755        9.770    88.254        4.695    107.178
           6.602     99.817       6.671     99.566        9.820    88.093        4.745    106.972
           6.652     99.635       6.721     99.378        9.870    87.932        4.795    106.765
           6.702     99.454       6.771     99.191        9.920    87.772        4.845    106.560
           6.752     99.273       6.821     99.004        9.970    87.612        4.895    106.356
           6.802     99.093       6.871     98.818       10.020    87.453        4.945    106.152
           6.852     98.913       6.921     98.633       10.070    87.295        4.995    105.949
           6.902     98.734       6.971     98.448       10.120    87.137        5.045    105.747
           6.952     98.556       7.021     98.265       10.170    86.980        5.095    105.546

WAL                   4.803                  5.066                  5.745                   4.773
Mod Dur               3.645                  3.774                  3.644                   3.852
Spr to swaps            130                    130                    430                     -55
Center Yield          6.552                  6.621                  9.770                   4.695
=================================================================================================

===========================
4yr swap              5.036
5yr swap              5.306
6yr swap              5.526
===========================

                                       2